UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 13, 2002

SOUTHWEST GAS CORPORATION
(Exact name of registrant as specified in its charter)

California (State or other jurisdiction of incorporation or organization) 5241 Spring Mountain Road Post Office Box 98510 Las Vegas, Nevada (Address of principal executive offices)	1-7850 (Commission File Number)	88-0085720 (I.R.S. Employer Identification No.) 89193-8510 (Zip Code)

Registrant's telephone number, including area code: (702) 876-7237

Item 9. Regulation FD Disclosure

On August 13, 2002, Southwest Gas Corporation released the sworn statements of its Principal Executive Officer and Principal Financial Officer regarding facts and circumstances relating to Exchange Act filings following the Order of the Securities and Exchange Cmmission requiring the filing of sworn statements pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934.

Statement Under Oath of Principal Executive Officer
Regarding Facts and Circumstances Relating to Exchange Act Filings

I, Michael O. Maffie, state and attest that:

(1)	To the best of my knowledge, based upon a review of the covered reports of Southwest Gas Corporation, and, except as corrected or supplemented in a subsequent covered report:

•	no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

•	no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2)	I have reviewed the contents of this statement with the audit committee of the Board of Directors of Southwest Gas Corporation.

(3)	In this statement under oath, each of the following, if filed on or before the date of this statement, is a “covered report”:

•	2001 Annual Report on Form 10-K of Southwest Gas Corporation;

•	all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Southwest Gas Corporation filed with the Securities Exchange Commission subsequent to the filing of the Form 10-K identified above; and

•	any amendments to any of the foregoing.

/s/ Michael O. Maffie Michael O. Maffie President and Chief Executive Officer August 13, 2002 (Notary Stamp)	State of Nevada County of Clark Subscribed and sworn to before me on this 13th day of August 2002. /s/ Kathy M. Bailey Notary Public My Commission Expires: 5/31/06

Statement Under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings

I, George C. Biehl, state and attest that:

(1)	To the best of my knowledge, based upon a review of the covered reports of Southwest Gas Corporation, and, except as corrected or supplemented in a subsequent covered report:

•	no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

•	no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2)	I have reviewed the contents of this statement with the audit committee of the Board of Directors of Southwest Gas Corporation.

(3)	In this statement under oath, each of the following, if filed on or before the date of this statement, is a “covered report”:

•	2001 Annual Report on Form 10-K of Southwest Gas Corporation;

•	all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Southwest Gas Corporation filed with the Securities Exchange Commission subsequent to the filing of the Form 10-K identified above; and

•	any amendments to any of the foregoing.

/s/ George C. Biehl George C. Biehl Executive Vice President, Chief Financial Officer and Corporate Secretary August 13, 2002 (Notary Stamp)	State of Nevada County of Clark Subscribed and sworn to before me on this 13th day of August 2002. /s/ Kathy M. Bailey Notary Public My Commission Expires: 5/31/06

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: August 13, 2002	SOUTHWEST GAS CORPORATION /s/ ROY R. CENTRELLA Roy R. Centrella Vice President/Controller and Chief Accounting Officer